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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): MARCH 25, 2003


                            VALERO ENERGY CORPORATION
             (Exact name of registrant as specified in its charter)

          DELAWARE                      1-13175                 74-1828067
(State or other jurisdiction    (Commission File Number)       (IRS Employer
      of incorporation)                                     Identification No.)

            ONE VALERO PLACE
           SAN ANTONIO, TEXAS                                      78212
(Address of principal executive offices)                         (Zip Code)


       Registrant's telephone number, including area code: (210) 370-2000

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ITEM 5.           OTHER EVENTS.

                  On March 25, 2003, Valero Energy Corporation (the "Company") entered into an underwriting agreement for the public offering of an aggregate of 6,300,000 shares of Common Stock, par value $.01 per share, of the Company (the "Shares"). The Shares were registered under the Securities Act of 1933, as amended, pursuant to the shelf registration statement (Registration Nos. 333-84820, 333-84820-1 and 333-84820-2) of the Company, VEC Trust III and VEC
Trust IV. Closing of the issuance and sale of the Shares is scheduled for March 28, 2003.

ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS.

         (c)      Exhibits.

         1.1 Underwriting Agreement dated March 25, 2003, among the Company and Morgan Stanley & Co. Incorporated and J.P. Morgan Securities Inc., as Underwriters.

         5.1      Opinion of Jay D. Browning, Esq.


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                                    SIGNATURE

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    VALERO ENERGY CORPORATION




Date: March 28, 2003                By: /s/  Jay D. Browning
                                       -----------------------------------------
                                       Jay D. Browning
                                       Vice President and Secretary


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                                  EXHIBIT INDEX

Number   Exhibit

   1.1 Underwriting Agreement dated March 25, 2003, among the Company and Morgan Stanley & Co. Incorporated and J.P. Morgan Securities Inc., as Underwriters.

   5.1            Opinion of Jay D. Browning, Esq.


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